American Century Municipal Trust Prospectus Supplement New York Tax-Free Fund
Supplement dated November 12, 2009 ¡ Prospectus dated October 1, 2009

The following is inserted as the third bullet point under Principal Investments, Principal Risks and Performance on page 3.

Nondiversification – The fund is classified as nondiversified. A nondiversified fund may invest a greater percentage of its assets in a smaller number of securities than a diversified fund. This gives the managers the flexibility to hold large positions in a small number of securities. If so, a price change in any one of those securities may have a greater impact on the fund’s share price than would be the case in a diversified fund.

The following replaces the last paragraph on page 3.

At a Special Meeting of Shareholders held November 12, 2009, shareholders of the fund approved a proposal to change the fund’s status from diversified to nondiversified. This change was effective immediately upon shareholder approval.

The following is inserted as the third paragraph under What are the principal risks of investing in the fund? on page 6.

The fund is classified as nondiversified. A nondiversified fund may invest a greater percentage of its assets in a smaller number of securities than a diversified fund. This gives the managers the flexibility to hold large positions in a small number of securities. If so, a price change in any one of those securities may have a greater impact on the fund’s share price than would be the case in a diversified fund.

©2009 American Century Proprietary Holdings, Inc. All rights reserved.

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